UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 11, 2006

EMPYREAN HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Nevada                                                         0-30118                                         88-0413417

(State or other jurisdiction of                             (Commission File                             (IRS Identification
            incorporation)                                             Number)                                             No.)

11200, Westheimer Rd., Suite 900, Houston, TX 77042

(Address of principal executive offices) (Postal Code)

Registrant's telephone number, including area code: (713) 243-8731

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act(17CFR240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

On December 11, 2006, the Company issued 1,000,000 restricted shares to Robert L. Lee for his services as a Director, an officer and business development consultant. Mr. William Melchiori was also issued 1,000,000 for his services as Director, CFO and for consulting services provided to establish the company's wholly owned subsidiary, Empyrean Financial Services, Inc.

The long term Executive compensation and incentive plan for the company's executives is in the process of being formulated, and the issuance of shares will be incorporated into the plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2006                                                                                                 EMPYREAN HOLDINGS, INC.

                                                                                                                                                                        /s/ Robert L. Lee